Q2 2012 Earnings Conference Call July 26, 2012 Exhibit 99.2

Safe Harbor Statement
Safe Harbor Statement
This slide presentation should be reviewed in conjunction with SunCoke’s Second Quarter 2012 earnings release and conference call held on July 26, 2012 at 10:00 a.m. ET.
Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available.
Forward-looking statements include the information concerning SunCoke’s possible or assumed future results of operations, the planned Master Limited Partnership, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,”
“estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.
Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has
included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. SunCoke does not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable
GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the
Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.suncoke.com.
SunCoke Energy Q2 2012 Earnings Conference Call
1

Q2 2012 Earnings Overview
Q2 2012 results of $0.32 per share driven
by strong Coke performance
•
Middletown startup has been a success
•
Continued improvement at Indiana
Harbor
•
Strong operations at other facilities
Coal action plan progressing
•
Improved sequential performance
•
Difficult demand/price environment
continues
Strong liquidity position
•
Generated significant free cash flow
•
Cash balance of $190 million and virtually
undrawn revolver of $150 million
Reaffirm expected 2012 Adjusted
EBITDA
(1)
of $250 million to $280 million
•
2012 free cash flow
(2)
is now expected to be
in excess of $100 million
(1)
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
(2)
For a definition and reconciliation of free cash flow, please see the appendix.
SunCoke Energy Q2 2012 Earnings Conference Call 2
Earnings Per Share (diluted)
Adjusted EBITDA
(1)
(in millions)
$0.17
$0.24
$0.32
$0.32
2011 2012
Q1 Q2
$26.6
$55.8
$37.7
$65.5
2011 2012
Q1 Q2

MLP Update
MLP Update
• Board approved formation of MLP
• Expected Assets/Structure
–
A portion of our interests in
Haverhill and Middletown
–
SXC to own General Partner,
incentive distribution rights and a
portion of the partnership units
• Proceeds to SXC
–
Expected uses will include paying
down debt, funding expansion and
other general corporate purposes
• Timing
–
Expect to close no sooner than
fourth quarter 2012
• Additional details will be in S-1
SunCoke Energy Q2 2012 Earnings Conference Call 3
Middletown Operations
Haverhill Operations

Q2 2012 Financial Results
Q2 2012 Financial Results
Revenue up 22%
•
Middletown sold 146 thousand tons;
added $72.0 million to revenue
•
Higher average coal prices benefited
both Coke and Coal revenues
Adjusted EBITDA
(3)
increased 74%
•
Middletown contributed $14.0 million
•
Improved operations at Indiana Harbor
•
Yield/Cost improvement at Granite City
and other facilities
•
Coal results impacted by lower prices
and volumes in hi-vol./thermal
operations
•
Lower corporate costs
Earnings Per Share of $0.32
•
Reflects financing costs of standalone
capital structure
SunCoke Energy Q2 2012 Earnings Conference Call 4
($ in millions)
Q2'12 Q2'11
Domestic Coke Sales Volume 1,074 927 147
Coal Sales Volumes 365 334 31
Revenue 460.9 $  377.9 $ 83.0 $
Operating Income 42.8 $    21.5 $   21.3 $
Net Income Attributable to
Shareholders
22.7 $    22.5 $   0.2 $
Earnings Per Share 0.32 $    0.32 $   0.00 $
Coke Adjusted EBITDA
(1)
61.8 $    36.7 $   25.1 $
Coal Adjusted EBITDA
(2)
9.3 $       11.5 $   (2.2) $
Corporate/Other (5.6) $     (10.5) $  4.9 $
Adjusted EBITDA
(3)
65.5 $    37.7 $   27.8 $
Change
(1) Coke Adjusted EBITDA includes Jewell Coke, Other Domestic Coke and International segments.
(2) Coal Adjusted EBITDA includes Coal Mining segment. In Q1 ’12, internal coal transfer price mechanism changed to reflect Jewell Coke contract price; prior year periods adjusted to reflect this change.
   (3) For a definition and reconciliation of Adjusted EBITDA, please see appendix.

Adjusted EBITDA
Adjusted EBITDA
(1) (1)
Bridge –
Bridge –
Q2 2011 to Q2 2012
Q2 2011 to Q2 2012
SunCoke Energy Q2 2012 Earnings Conference Call 5
Quarter’s performance led by strong Coke business results
(1)
(2)
($ in millions)
$37.7
$65.5
$14.0
$5.1
$1.2
$4.8
$4.9
($2.2)
Q2 2011
Adjusted
EBITDA (1)
Middletown Indiana
Harbor
(excluding one-time
items) (2)
Indiana
Harbor one-time
items (2)
Coke Business
(Jewel/Haverhill/
Granite City/Int'l)
Coal Mining Corporate
Costs
Q2 2012
Adjusted
EBITDA (1)
Total improvement of
$6.3 million
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
One-time items that impacted Indiana Harbor performance in Q2 2011 included $1.2 million ($0.8 million net of noncontrolling interests) due to lower cost or market adjustment on coke inventory purchased to meet projected production shortfall.

EPS Bridge –
EPS Bridge –
Q2 2011 to Q2 2012
Q2 2011 to Q2 2012
SunCoke Energy Q2 2012 Earnings Conference Call 6
EPS reflects strength of cokemaking business
offset by financing costs for standalone capital structure
(1)
$0.32 $0.32
$0.35
$0.06
($0.03)
($0.08)
($0.23)
($0.07)
Q2 2011 EPS
(Diluted)
Adjusted
EBITDA(1)
Coke business
Adjusted
EBITDA(1)
Corporate Costs
Adjusted
EBITDA(1)
Coal Mining
Depreciation,
Depletion
& Amortization
Financing Costs Taxes Q2 2012 EPS
(Diluted)
Reflects:
Q2 2012 interest expense: $12.0m
Q2 2011 interest income from affiliate: $5.7m
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.

[redacted]

922
965
1,014
1,068
1,095
168
179
172
175
177
68
142
153
276
293
289
286
291
301
314
309
291
298
177
179
176
174
176
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Jewell
Indiana Harbor
Haverhill
Granite City
Middletown

$ 39/ton
$ 50/ton
$ 34/ton (2)
$ 51/ton (3)
$ 57/ton
$36
$48
$32
$55
$62
$25
$34
$21
$40
$49
$11
$14
$11
$15
$13
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Jewell Coke Segment
Other Domestic Coke Segment

Domestic Coke Business Summary
Domestic Coke Business Summary
(Jewell Coke & Other Domestic Coke)
(Jewell Coke & Other Domestic Coke)
SunCoke Energy Q2 2012 Earnings Conference Call 7
(Tons in thousands)
($ in millions, except per ton amounts)
Strong quarter for domestic coke profitability driven by
Middletown, Indiana Harbor and other operations
Domestic Coke Production
Domestic Coke Adjusted EBITDA
(1)
Per Ton
(1)
For a definition of EBITDA and Adjusted EBITDA/Ton and reconciliations, please see the appendix.
(2)
Includes Indiana Harbor contract billing adjustment of $6.0 million, net of NCI, and inventory adjustment of $6.2 million, net of NCI, of which $3.1 million is attributable to Q3 2011.
(3)
Includes a $2.4 million, net of NCI, charge related to coke inventory reduction and a $1.3 million, net of NCI,  lower cost or market adjustment on pad coal inventory and lower coal-to-coke yields related to the startup at Middletown.

Domestic Coke Business Outlook
Domestic Coke Business Outlook
($ in millions, except as noted)
Estimated
Low
Estimated
High
Domestic Coke Adjusted EBITDA
(1)
Per Ton $55 $60
Annual Domestic Coke Sales Volumes (in millions of tons)
x 4.3 x 4.4
Domestic Coke Adjusted EBITDA
(1)
$237 $264
Less:  Ongoing Capital Expenditures
($35) ($35)
Annual Domestic Coke Adjusted EBITDA
(1)
less Ongoing
Capital Expenditures
$202 $229
Illustrative Liquidity Ratios for Domestic Coke Business Estimated Estimated
Net Debt (2) to Adjusted EBITDA (1) 2.7x 2.3x
Interest Coverage (3) 4.6x 5.2x
(1)
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
(2)
Net Debt represents Total Debt less cash balance at end of period. Net Debt provides a perspective on the Company's overall debt position. Net Debt was calculated by subtracting our
6/30/2012 cash balance of $190.0 million from our Total Debt of $724.9 million on 6/30/2012.
(3)
Interest coverage is Adjusted EBITDA divided by expected 2012 interest expense of $44 million, net of amortization of issuance, discount and other fees.
All figures are estimates based on current expectations for domestic coke business (Jewell Coke and Other Domestic Coke segments); for example purposes only
•
Expect domestic coke Adjusted EBITDA
(1)
per ton to be $55 - $60 for balance of 2012
•
Based on current sentiment, 2012 coke sales volume expected to be in middle of range
SunCoke Energy Q2 2012 Earnings Conference Call 8

SunCoke Energy Q2 2012 Earnings Conference Call
9
Pretax Return on Invested Capital (ROIC)
Pretax Return on Invested Capital (ROIC)
Pretax ROIC, ex-Middletown prior 2012
(1)(2)
Q1 2011 Q2 2011 Q3 2011 Q4 2011 2011 Q1 2012 Q2 2012
Total Domestic Coke (Includes Jewell Coke and Other Domestic Coke) 2% 15% 23% 12% 13% 17% 20%
International Coke 10% 7% 20% 120% 36% 0% 7%
Coal Mining 46% 28% 21% (5%) 23% 11% 17%
Total SunCoke (Including Corp./Other) 4% 11% 16% 8% 10% 13% 17%
2%
15%
23%
12%
17%
20%
13%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
Q1 2011 Q2 2011 Q3 2011 Q4 2011 2011 Q1 2012 Q2 2012
Pretax ROIC
(1)
for Domestic Coke
excluding Middletown prior to 2012
(2)
(3)
(3)
(4)
1)
For a definition of Pretax ROIC and reconciliations, please see the appendix. Pretax ROIC is calculated as Adjusted Pretax Operating Income divided by average invested capital
(stockholders’ equity plus total debt net of cash and cash equivalents); for a reconciliation of Adjusted Pretax Operating Income to Adjusted EBITDA, please see appendix
2)
This table excludes Middletown assets up to and including Q4 2011.  At the end of Q4 2011, identifiable assets included in Other Domestic Coke attributable to Middletown were
$402.8m (prior to Q4 2011, Middletown was included in the Corporate and Other segment); see historical segment detail in public filings for additional detail.
3)
Includes Indiana Harbor contract billing adjustment of $6.0 million, net of NCI, and inventory adjustment of $6.2 million, net of NCI, of which $3.1 million is attributable to Q3 2011.
4)
Includes a $2.4 million, net of NCI, charge related to a coke inventory reduction and a $1.3 million, net of NCI, lower cost or market adjustment on pad coal inventory and $4.0 million of non-recurring costs and lower coal-to-coke yields related to the startup at Middletown.

Q2  '11 Q3  '11 Q4  '11 Q1  '12 Q2  '12
Coal Sales
334 371 363 373
365
Coal Producton
340 340 349 375
401
Purchased Coal
24 22 20 19
4
$11
$9
$2
$7
$9
$162
$155
$159
$171
$167
$34
$25
$20
$20
$25
$126
$132
$138
$151
$137
-$50
$0
$50
$100
$150
$200
Q2 '11 Q3 '11 Q4 '11(3) Q1 '12 Q2 '12
Coal Adjusted EBITDA Average Sales Price
Coal Adj EBITDA / ton Coal Cash Cost / ton
Coal Mining Financial Summary
Coal Mining Financial Summary
SunCoke Energy Q2 2012 Earnings Conference Call 10
Coal Mining Adjusted EBITDA
(1)
and Avg. Sales
Price/Ton
(2)
($ in millions, except per ton amounts)
Q2 2012 Adjusted EBITDA
(1)
declined YoY to
$9.3 million
•
Pricing up modestly, reflecting strong mid-vol.
pricing/volumes, offset by weak
hi-vol. & thermal pricing/volumes
•
Cash costs up $11/ton, reflecting decreased mix
and higher costs of hi-vol. & thermal production
(mid-vol. costs up slightly)
Coal action plan gaining traction
•
Cash cost per ton decreased from Q1 2012
Intend to maintain cash neutral position in
Coal Sales, Production and Purchases
•
Jewell underground cash cost per ton was $143
in Q2 2012 vs. $161 in Q1 2012, and $139 in Q2
2011
•
Jewell reject rates were 66% in Q2 2012,
improved from 68% in Q1 2012 and 67% in Q2
2011
•
Expect further cash cost reductions for 2013
(1)
For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.
(2)
Average Sales Price is the weighted average sales price for all coal sales volumes, including sales to affiliates and sales to Jewell Coke.
(3)
Q4 2011 Adjusted EBITDA inclusive of Black Lung Liability charge of  $3.4 million and OPEB expense allocation of $1.8 million.
2012

Q2 2012 Sources & Uses of Cash
Q2 2012 Sources & Uses of Cash
SunCoke Energy Q2 2012 Earnings Conference Call 11
Liquidity position and credit metrics improving;
free cash flow
(1)
was $66 million in first half 2012
($ in millions)
(1)
For a definition and reconciliation of free cash flow, please see appendix.
$113.6
$24.0
$20.2
$40.1
$190.0
$5.6
($0.1)
($11.2)
($2.2)
Q1 2012
Cash
Balance
Q2 2012
Net Income
Depreciation,
Depletion &
Amortization
Deferred
Taxes
Changes in
Working
Capital
Other Capital
Expenditures
Cash used in
financing
activities
Q2 2012
Cash
Balance
Primary changes vs. Q1 2012:
Accounts receivable: +$24.8m
Accrued liabilities: +$9.9m
Interest payable: +$7.8m
Inventory: ($5.7m)

Strategies for Enhancing Shareholder Value
Strategies for Enhancing Shareholder Value
12 SunCoke Energy Q2 2012 Earnings Conference Call
Maintain focus on details
and discipline of coke and
coal mining operations
Sustain and enhance top
quartile safety
performance and ability to
meet environment
standards
Leverage operating know-
how and technology to
continuously improve
yields and operating costs
Domestic
Continue permitting
efforts for next
potential U.S. facility
Explore opportunities to
make strategic
investments in existing
capacity
International
Execute India entry and
pursue follow-on
growth
Coke MLP
Execute plan to place a
portion of our
cokemaking assets into
an MLP structure
Coal
Optimize operations
and investments to
enhance long-term
strategic flexibility
Operational
Excellence
Grow The Coke
Business
Strategically Optimize
Assets

Updated 2012 Guidance
Updated 2012 Guidance
Metric Expected 2012 Outlook
Adjusted EBITDA
(1)
$250 million – $280 million
EPS* (at 22% tax rate) $1.30 – $1.65
Capital Expenditures &
Investments
Approximately $85 million
Free Cash Flow
(2)
$100 million +
Cash Tax Rate 10% – 15%
Effective Tax Rate 20% – 24%
Corporate Costs $30 million – $35 million
Coke Production In excess of 4.3 million tons
Coal Production Approximately 1.6 million tons
SunCoke Energy Q2 2012 Earnings Conference Call 13
(1) For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
(2) For a definition of Free Cash Flow and reconciliation, please see the appendix.
*Diluted

Questions

Appendix

Definitions
SunCoke Energy Q2 2012 Earnings Conference Call 16
for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana Harbor cokemaking operations.
EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with our customers of a portion of nonconventional fuels tax credits, which reduce our income tax expense. However, we believe that our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also reflects the deduction of income attributable to noncontrolling interest in our
Indiana Harbor cokemaking operations. EBITDA and  Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under United States generally accepted accounting principles (GAAP) and may not be comparable to other similarly titled measures of other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s assets and is indicative of the Company’s ability to generate cash from operations.
Interests. Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash.  Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under GAAP and may not be comparable to other similarly titled measures of other businesses.
attributable to non-controlling interests divided by average invested capital (stockholders’ equity plus total debt net of cash and cash equivalents).  We use Pretax ROIC as one measure of how effectively we deploy capital and make multi-year investment decisions.  It is also used as a long-term performance measure under certain of our incentive compensation plans.  Pretax ROIC is not a measure of financial performance under generally accepted accounting principles, and may not be comparable to other similarly titled measures used by other companies. Pretax ROIC should not be considered in isolation or as an alternative to net earnings as an indicator of performance.  We define segment level Pretax ROIC as Adjusted EBITDA less depreciation expense plus net income attributable to non-controlling interests divided by average allocated invested  capital.  Average allocated invested capital  for each respective segment is calculated pro-rata based on the segment level identifiable assets for the period as disclosed in our public filings.
• Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted
• Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold.
• Free Cash Flow equals cash from operations less cash used in investing activities less cash distributions to non-controlling
• Pretax Return on Invested Capital (ROIC) is defined as Adjusted EBITDA less depreciation expense plus net income

Reconciliations
SunCoke Energy Q2 2012 Earnings Conference Call
17
$ in millions
Q2  2012 Q1  2012 FY  2011 Q4  2011 Q3  2011 Q2  2011 Q1  2011 FY  2010
Adjusted Pro Forma Operating Income
151.5
Add: Pro Forma impact of ArcelorMittal settlement
51.0
Subtract: Legal and settlement charges related to ArcelorMittal Settlement and Indiana Harbor Arbitration (16.3)
Adjusted Operating Income 46.6 37.1 80.4 14.9 33.5 24.6 7.4 186.2
Net Income (Loss) attributable to Noncontrolling Interest 1.3 (0.3) (1.7) (0.5) 3.4 1.6 (6.2) 7.1
Subtract: Depreciation Expense (20.2) (18.4) (58.4) (16.0) (14.7) (14.7) (13.0) (48.2)
Adjusted EBITDA 65.5 55.8 140.5 31.4 44.8 37.7 26.6 227.3
Subtract: Depreciation, depletion and amortization (20.2) (18.4) (58.4) (16.0) (14.7) (14.7) (13.0) (48.2)
Subtract: Financing expense, net (11.8) (12.0) (1.4) (7.1) (3.3) 4.5 4.5 19.0
Subtract: Income Tax (7.0) (5.3) (7.2) 2.9 (5.1) (1.9) (3.1) (46.9)
Subtract: Sales Discount (3.8) (3.2) (12.9) (3.2) (3.5) (3.1) (3.1) (12.0)
Add: Net Income attributable to NCI 1.3 (0.3) (1.7) (0.5) 3.4 1.6 (6.2) 7.1
Net Income 24.0 16.6 58.9 7.5 21.6 24.1 5.7 146.3
Reconciliations from Adjusted Operating Income and Adjusted EBITDA to Net Income

Reconciliations
SunCoke Energy Q2 2012 Earnings Conference Call 18
$ in millions, except per ton data
Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
Q2 2012
Adjusted EBITDA 12.5 48.6 0.7 9.3 (5.6) 65.5 61.1
Subtract: Depreciation, depletion and amortization (1.3) (13.7) (0.1) (4.3) (0.8) (20.2) (15.0)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests
1.3 1.3 1.3
Adjusted Pre-Tax Operating Income 11.2 36.2 0.6 5.0 (6.4) 46.6 47.4
Adjusted EBITDA 12.5 48.6 0.7 9.3 (5.6) 65.5 61.1
Sales Volume (thousands of tons) 170 892 358 373 1,062
Adjusted EBITDA per Ton 73.5 54.5 2.0 24.9 57.5
Average Allocated Invested Capital (1)
50.9 892.7 36.6 117.7 NMF 1,097.9 943.6
Annualized Quarterly Pretax ROIC 88% 16% 7% 17% NMF 17% 20%
Q1 2012
Adjusted EBITDA 15.0 40.1 0.1 7.4 (6.8) 55.8 55.1
Subtract: Depreciation, depletion and amortization (1.3) (12.6) (0.1) (4.1) (0.3) (18.4) (13.9)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (0.3) (0.3) (0.3)
Adjusted Pre-Tax Operating Income 13.7 27.2 - 3.3 (7.1) 37.1 40.9
Adjusted EBITDA 15.0 40.1 0.1 7.4 (6.8) 55.8 55.1
Sales Volume (thousands of tons) 186 892 358 373 1,078
Adjusted EBITDA per Ton 80.6 45.0 0.3 19.8 51.1
Average Allocated Invested Capital (1)
53.3 928.2 41.0 119.6 NMF 1,142.1 981.5
Annualized Quarterly Pretax ROIC 103% 12% 0% 11% NMF 13% 17%
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

Reconciliations
SunCoke Energy Q2 2012 Earnings Conference Call 19
$ in millions, except per ton data Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
FY 2011
Adjusted EBITDA 46.1              89.4              13.7                 35.5              (44.2)             140.5            135.5
Subtract: Depreciation, depletion and amortization (4.9)               (38.7)             (0.2)                 (12.9)             (1.7)               (58.4)             (43.6)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (1.7)               (1.7)               (1.7)
Adjusted Pre-Tax Operating Income 41.2              49.0              13.5                 22.6              (45.9)             80.4              90.2
Adjusted EBITDA 46.1              89.4              13.7                 35.5              (44.2)             140.5            135.5
Sales Volume (thousands of tons) 702               3,068            1,442               1,454            3,770
Adjusted EBITDA per Ton 65.7              29.1              9.5                  24.4              35.9
Average Allocated Invested Capital 52.8              627.8            37.4                 99.8              NMF 817.8            680.6
Pretax ROIC 78% 8% 36% 23% NMF 10% 13%
Q4 2011
Adjusted EBITDA 10.6              21.3              10.2                 2.5                (13.2)             31.4              31.9
Subtract: Depreciation, depletion and amortization (1.2)               (10.6)             (0.1)                 (3.7)               (0.4)               (16.0)             (11.8)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (0.5)               (0.5)               (0.5)
Adjusted Pre-Tax Operating Income 9.4                10.2              10.1                 (1.2)               (13.6)             14.9              19.6
Adjusted EBITDA 10.6              21.3              10.2                 2.5                (13.2)             31.4              31.9
Sales Volume (thousands of tons) 166               837               295                  363               1,003
Adjusted EBITDA per Ton 63.9              25.4              34.6                 6.9                31.8
Average Allocated Invested Capital 46.7              594.0            33.7                 105.6            NMF 779.9            640.6
Annualized Quarterly Pretax ROIC 81% 7% 120% -5% NMF 8% 12%
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

Reconciliations
Reconciliations
SunCoke Energy Q2 2012 Earnings Conference Call 20
$ in millions, except per ton data Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
Q3 2011
Adjusted EBITDA 13.9              34.3              1.7                  9.2                (14.3)             44.8              48.2
Subtract: Depreciation, depletion and amortization (1.2)               (9.9)               -                  (3.3)               (0.3)               (14.7)             (11.1)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests 3.4                3.4                3.4
Adjusted Pre-Tax Operating Income 12.7              27.8              1.7                  5.9                (14.6)             33.5              40.5
Adjusted EBITDA 13.9              34.3              1.7                  9.2                (14.3)             44.8              48.2
Sales Volume (thousands of tons) 191               777               373                  371               968
Adjusted EBITDA per Ton 72.8              44.1              4.6                  24.8              49.8
Average Allocated Invested Capital 53.5              636.2            34.8                 115.1            NMF 839.6            689.7
Annualized Quarterly Pretax ROIC 95% 17% 20% 21% NMF 16% 23%
Q2 2011
Adjusted EBITDA 10.6              25.3              0.8                  11.5              (10.5)             37.7              35.9
Subtract: Depreciation, depletion and amortization (1.4)               (9.6)               (0.1)                 (3.2)               (0.4)               (14.7)             (11.0)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests 1.6                1.6                1.6
Adjusted Pre-Tax Operating Income 9.2                17.3              0.7                  8.3                (10.9)             24.6              26.5
Adjusted EBITDA 10.6              25.3              0.8                  11.5              (10.5)             37.7              35.9
Sales Volume (thousands of tons) 170               757               412                  334               927
Adjusted EBITDA per Ton 62.4              33.4              1.9                  34.4              38.7
Average Allocated Invested Capital 57.9              648.2            39.7                 117.7            NMF 863.4            706.1
Annualized Quarterly Pretax ROIC 64% 11% 7% 28% NMF 11% 15%
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

Reconciliations
Reconciliations
SunCoke Energy Q2 2012 Earnings Conference Call 21
$ in millions, except per ton data
Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
Q1 2011
Adjusted EBITDA 11.0 8.5 1.0 12.3 (6.2) 26.6 19.5
Subtract: Depreciation, depletion and amortization (1.1) (8.6) - (2.7) (0.6) (13.0) (9.7)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (6.2) (6.2) (6.2)
Adjusted Pre-Tax Operating Income 9.9 (6.3) 1.0 9.6 (6.8) 7.4 3.6
Adjusted EBITDA 11.0 8.5 1.0 12.3 (6.2) 26.6 19.5
Sales Volume (thousands of tons) 175 697 362 386 872
Adjusted EBITDA per Ton 62.9 12.2 2.8 31.9 22.4
Average Allocated Invested Capital 56.0 645.6 41.4 83.8 NMF 826.9 701.7
Annualized Quarterly Pretax ROIC 71% -4% 10% 46% NMF 4% 2%
FY 2010
Adjusted EBITDA 123.9 78.5 15.0 24.0 (14.1) 227.3 202.4
Add (Subtract): Pro Forma impact of
ArcelorMittal settlement (69.0) 18.0 (51.0) (51.0)
Add (Subtract): Legal and settlement charges
related to ArcelorMittal Settlement and
Indiana Harbor Arbitration 3.6 12.7 16.3 16.3
Proforma Adjusted EBITDA 58.5 109.2 15.0 24.0 (14.1) 192.6 167.7
Subtract: Depreciation, depletion and amortization (4.4) (35.0) (0.1) (7.7) (1.0) (48.2) (39.4)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests 7.1 7.1 7.1
Adjusted Pro Forma Operating Income
54.1 81.3 14.9 16.3 (15.1) 151.5 135.4
Adjusted EBITDA 58.5 109.2 15.0 24.0 (14.1) 192.6 167.7
Sales Volume (thousands of tons) 721 2,917 - 1,277 3,638
Adjusted EBITDA per Ton 81.1 37.4 18.8 46.1
Average Allocated Invested Capital 58.5 691.6 42.5 51.4 NMF 844.0 750.1
Pretax ROIC 92% 12% 35% 32% NMF 18% 18%
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

SunCoke Energy Q2 2012 Earnings Conference Call 22
Pretax Return on Invested Capital Reconciliation,
$MM
Consolidated Sun Coke Energy Q2 2012 Q1 2012 2011 Q4 2011 Q3 2011 Q2 2011 Q1 2011 2010
Adjusted Pre-Tax Operating Income
(1)
46.6 37.1 80.4 14.9 33.5 24.6 7.4 151.5
Invested Capital Q1 2012
(2)
Q1 2012
(2)
2011 Q4 2011 Q3 2011 Q2 2011 Q1 2011 2010
Debt $724.9 $725.7 $726.4 $726.4 $697.8 $794.7 $715.7 $655.3
Equity 535.4 513.3 559.9 559.9 604.5 457.3 433.4 429.3
Cash (190.0) (113.6) (127.5) (127.5) (110.9) (30.5) (11.0) (40.1)
Middletown (402.8) (402.8) (387.6) (346.1) (286.7) (242.2)
Invested Capital $1,070.3 $1,125.4 $756.0 $756.0 $803.8 $875.4 $851.5 $802.4
Average Invested Capital* $1,097.9 $1,142.1 $817.8 $779.9 $839.6 $863.4 $826.9 $844.0
Q2 2012 Q1 2012 2011 Q4 2011 Q3 2011 Q2 2011 Q1 2011 2010
Quarterly ROIC 17% 13% 8% 16% 11% 4%
Last Twelve Months' ROIC 10% 18%
*5 quarter average for 2011, two quarter average for each quarter, year-end average for 2010
Debt Q2 2011 Q1 2011 2010
Interest receivable from affiliate (3.6) (1.8) 0.0
Notes receivable from affiliate (289.0) (289.0) (289.0)
Advances from affiliate 1,087.3 1,006.5 944.3
Total Debt 794.7 715.7 655.3
(1) See Adjusted EBITDA and Pretax ROIC Reconciliation for respective periods, 2010 uses Adjusted Pro Forma Operating Income
(2) Q1 2012 Average Invested Capital includes Middletown in both the beginning and ending of quarter average (Q1 2012 and Q4 2011)

SunCoke Energy Q2 2012 Earnings Conference Call 23
Pretax Return on Invested Capital Reconciliation
Period ended
Jewell
Coke
Other
Domestic Coke
International
Coke
Coal
Mining
Corporate
and Other  Total
Identifiable Assets for
Allocating Invested Capital
Q2 2012 81.4 1,458.4 53.9 193.0 183.5 1,970.2
Q1 2012 83.9 1,440.2 64.6 189.1 141.1 1,918.9
Q4 2011, inc Middletown 81.6 1,440.8 62.7 182.1 174.6 1,941.8
Q4 2011 81.6 1,038.0 62.7 182.1 174.6 1,539.0
Q3 2011 77.7 990.6 52.7 178.3 192.3 1,879.2
Q2 2011 85.1 954.4 53.6 173.5 67.2 1,972.6
Q1 2011 82.6 922.6 61.2 167.3 48.9 1,860.1
2010 80.9 962.6 59.7 76.7 7.3 1,718.5
Percentage of
Invested Capital
Q2 2012 4.6% 81.6% 3.0% 10.8% NMF 100.0%
Q1 2012 4.7% 81.0% 3.6% 10.6% NMF 100.0%
Q4 2011, inc Middletown 4.6% 81.5% 3.5% 10.3% NMF 100.0%
Q4 2011 6.0% 76.1% 4.6% 13.3% NMF 100.0%
Q3 2011 6.0% 76.2% 4.1% 13.7% NMF 100.0%
Q2 2011 6.7% 75.4% 4.2% 13.7% NMF 100.0%
Q1 2011 6.7% 74.8% 5.0% 13.6% NMF 100.0%
2010
6.9% 81.6% 5.1% 6.5% NMF 100.0%
Allocated
Invested Capital
Q2 2012 48.8 873.6 32.3 115.6 - 1,070.3
Q1 2012 53.1 911.7 40.9 119.7 - 1,125.4
Q4 2011, inc Middletown 53.5 944.8 41.1 119.4 - 1,158.8
Q4 2011 45.2 575.1 34.7 100.9 - 756.0
Q3 2011 48.1 612.9 32.6 110.3 - 803.8
Q2 2011 58.8 659.6 37.0 119.9 - 875.4
Q1 2011 57.0 636.7 42.3 115.5 - 851.5
Note: This table excludes Middletown assets up to and including Q4 2011.  At the end of Q4 2011, identifiable assets included in Other Domestic Coke attributable to Middletown were
$402.8m (prior to Q4 2011, Middletown was included in the Corporate and Other segment); see historical segment detail in public filings for additional detail.

(in millions)
       2012E
       Low
       2012E
       High
Net Income $98 $122
Depreciation, Depletion and Amortization 74 72
Total financing costs, net 48 46
Income tax expense 25 37
EBITDA
$245 $277
Sales discounts 11 10
Noncontrolling interests (6) (7)
Adjusted EBITDA $250 $280
Estimated EBITDA Reconciliation
2012E Net Income to Adjusted EBITDA Reconciliation
SunCoke Energy Q2 2012 Earnings Conference Call
24

Free Cash Flow Reconciliations
2012E Estimated Free Cash Flow Reconciliation
SunCoke Energy Q2 2012 Earnings Conference Call
25
(in millions)
1
st
Half
2012
Cash from operations $   86.7
Less cash used for investing activities (20.7)
Less payments to minority interest ( - )
Free Cash Flow $    66.0
(in millions) 2012
Cash from operations In excess of $   189
Less cash used for investing activities Approx. (85)
Less payments to minority interest Approx. (4)
Free Cash Flow In excess of $     100
First Half 2012 Free Cash Flow Reconciliation

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